UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:           December 6, 2007
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on December 6, 2007, the Board of Directors of Integrys Energy Group decided that, effective April 1, 2008, the Peoples Energy Corporation Executive Deferred Compensation Plan, the Peoples Energy Corporation Directors’ Deferred Compensation Plan and the Peoples Energy Corporation Directors’ Stock and Option Plan (collectively, the “Peoples Deferred Compensation Plans”) will be merged with and into the Integrys Energy Group, Inc. Deferred Compensation Plan (the “Integrys Plan”).  Participant deferrals in the Peoples Deferred Compensation Plans for services performed through December 31, 2007 will be credited to and administered in accordance with the terms of those plans.  Effective January 1, 2008, no additional deferrals will be allowed into the Peoples Deferred Compensation Plans and, instead, will be deferred into the Integrys Plan.

At the December 6, 2007 meeting, the Board of Directors also amended the Integrys Plan to:
1) effective April 1, 2008, allow participants to transfer balances in Reserve Account A (which is already closed to new contributions) to other available investment options under the Integrys Plan, but amounts so transferred may not be subsequently transferred back to Reserve Account A;
2) effective March 31, 2008, close Reserve Account B to any new contributions and beginning April 1, 2008 allow balances in Reserve Account B to be transferred to other available investment options under the Integrys Plan, but amounts so transferred may not be subsequently transferred back to Reserve Account B; and
3) effective for deferrals of annual incentive payments after April 1, 2008, eliminate the 5% premium for deferrals allocated to Integrys Energy Group Stock Units.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on December 6, 2007, the Board of Directors of Integrys Energy Group adopted amendments to the By-laws to allow for the issuance and transfer of shares without certificates.  As a result of such amendments, Integrys Energy Group will be eligible to participate in the Direct Registration System, as required by the New York Stock Exchange.  Previously, Integrys Energy Group’s By-laws provided for certificated shares only.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits. The following exhibit is being filed herewith:

		(3.1)	Amendments to the By-laws of Integrys Energy Group, Inc. adopted December 6, 2007

		(3.2)	Integrys Energy Group, Inc. By-laws as in effect at December 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: December 12, 2007

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated December 6, 2007

Exhibit Number

(3.1)	Amendments to the By-laws of Integrys Energy Group, Inc. adopted December 6, 2007

(3.2)	Integrys Energy Group, Inc. By-laws as in effect at December 6, 2007